UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-02958

T. Rowe Price International Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: October 31

Date of reporting period: October 31, 2021

Item 1. Reports to Shareholders

(a) Report pursuant to Rule 30e-1.

International Discovery Fund	October 31, 2021
PRIDX	Investor Class
TIDDX	I Class
TRZKX	Z Class

T. ROWE PRICE INTERNATIONAL DISCOVERY FUND

HIGHLIGHTS

■	The fund generated a strong return but underperformed its benchmark and Lipper peer group average in the 12-month period ended October 31, 2021.

■	Stock selection and our overweight position in the consumer discretionary sector dragged on relative performance. Conversely, our choice of stocks in the health care sector added to relative returns added, although gains were partially offset by our overweight position. At a country level, stock choices in the UK held back gains, although losses were offset to a degree by our overweight position. In contrast, stock selection in Hong Kong boosted relative returns.

■	Sector and country allocations are entirely the result of bottom-up stock selection and our search for high-quality companies that can compound growth over the long term.

■	We remain invested in durable-growth, disruptive online and health care names that have benefited from their responses to the pandemic. We believe that many of these companies have received a structural rather than a transitory boost, and our investment team is trying to identify areas that have the potential to succeed in the years ahead.

Log in to your account at troweprice.com for more information.

*Certain mutual fund accounts that are assessed an annual account service fee can also save money by switching to e-delivery.

CIO Market Commentary

Dear Shareholder

Global stock markets produced strong returns during your fund’s fiscal year, the 12-month period ended October 31, 2021. The rollout of coronavirus vaccines helped drive extraordinary gains in the first half of the reporting period, and while the equity rally slowed in recent months, some benchmarks continued to grind out new record highs as the period came to an end.

In the U.S., the S&P 500 Index was up 43% (including dividends) for the 12-month period, and most developed market benchmarks advanced more than 30%. Emerging markets produced solid results for the full year but faced increased volatility in the second half of the period. According to MSCI, value stocks narrowly outperformed their growth counterparts over the 12 months. At the sector level, energy stocks delivered very strong returns as oil prices reached multiyear highs, and banks also performed well, supported by higher longer-term interest rates and improved lending margins.

Fixed income markets faced headwinds as Treasury yields rose rapidly in the first quarter of 2021 from the historically low levels seen last year, although high yield bonds performed well. Meanwhile, the U.S. dollar was mixed against foreign currencies over the full year.

Strong corporate earnings growth supported stocks and corporate bonds throughout the period, but investors faced new worries as the period progressed. The spread of the delta variant of the coronavirus dashed hopes that vaccines would bring about a quick end to the pandemic, and economic growth, while still positive, began to slow. U.S. gross domestic product decelerated from a 6.7% annual pace in the second quarter to 2.0% in the third quarter (according to the initial estimate) amid weaker consumer spending. Some Purchasing Managers’ Indexes showed evidence of slowing economic activity globally.

Investors also worried about how developments in China would impact the global economy. The Chinese government announced more stringent business regulations during the period, particularly on the technology sector, and the precarious debt load of a large property developer added to market concerns.

Meanwhile, inflation surged as the release of pent-up demand and supply chain disruptions contributed to higher prices around the globe. Inflation measures in the U.S., UK, and eurozone all reached their highest levels in more than a decade and far exceeded central bank targets, although most policymakers argued that elevated inflation was a transitory phenomenon caused by the reopening of economies.

The fiscal and monetary stimulus that global governments and central banks enacted in response to the pandemic continued to be supportive for markets but appears to have peaked. Just after our reporting period ended, the Federal Reserve announced it would begin trimming its purchases of Treasury bonds and mortgage-backed securities in November and would likely wrap up its asset purchases by next summer. The Fed’s latest projections indicated that a rate hike isn’t likely until the second half of next year at the earliest, but other central banks have begun telegraphing that rate hikes could come soon.

How markets respond to the normalization of monetary policy is an open question. While fading stimulus might pose some challenges for investors, I believe it could contribute to a return of price sensitivity in global markets, which bodes well for selective investors focused on fundamentals.

While I do not expect robust overall equity returns in the near term given the market’s elevated valuations, I am mindful that investors have not yet enjoyed all the potential fruits of the recovery. Many companies have yet to see business return to pre-pandemic levels, and identifying which ones are either regaining their footing or disrupting markets through innovation will be key. I’m confident our portfolio managers and global research organization will serve our investors well in this environment.

Thank you for your continued confidence in T. Rowe Price.

Sincerely,

Robert Sharps
Group Chief Investment Officer

Management’s Discussion of Fund Performance

INVESTMENT OBJECTIVE

The fund seeks long-term growth of capital through investments primarily in the common stocks of rapidly growing, small to medium-sized companies outside the U.S.

FUND COMMENTARY

How did the fund perform in the past 12 months?

The International Discovery Fund returned 29.50% in the 12-month period ended October 31, 2021. The fund underperformed the S&P Global ex-U.S. Small Cap Index Net, the MSCI EAFE Small Cap Index, and the Lipper International Small/Mid-Cap Growth Funds Average. (Returns for the I and Z Class shares will vary, reflecting different fee structures. Past performance cannot guarantee future results.)

What factors influenced the fund’s performance?

Stock selection and our overweight position in the consumer discretionary sector dragged on relative performance. Conversely, our choice of stocks in the health care sector added to relative returns added, although gains were partially offset by our overweight position. At a country level, stock choices in the UK held back gains, although losses were offset to a degree by our overweight position. In contrast, stock selection in Hong Kong boosted relative returns.

Within the consumer discretionary sector, our holding in Shop Apotheke Europe detracted. Shares of the online pharmacy were weak due to logistics issues and concerns that an e-prescription law, which is planned to come into force in Germany in January 2022, might be delayed. However, the investment thesis remains intact as the company’s third-quarter results announcement confirmed a resolution of the logistics bottlenecks, with a new facility running as planned, as well as the successful processing of its first test e-prescription. China-based Hope Education was another laggard. Although it operates in the higher education space (among universities and technical schools), education names were sold off in tandem with K–12 education companies as the government signaled its intent to reduce after-school tutoring to ease pressure on children. (Please refer to the portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Stock choices in the UK were unfavorable, especially our holdings in ASOS and Ocado. Online apparel retailer ASOS struggled amid a slowdown in European apparel e-commerce trends, while changes in the company’s management team created some uncertainty. In our view, the factors that have hurt ASOS’ business are temporary, and the company stands to benefit from the heavy infrastructure investments it has carried out in recent years. Meanwhile, online retailer Ocado reported weak second-quarter results; we were, however, encouraged by its semiannual results and continue to believe that the company offers a best-in-class solution in a rapidly growing industry.

Conversely, stock selection in health care boosted relative returns. Specialty pharmaceutical company Laboratorios Farmaceuticos Rovi performed strongly on the back of the agreement it reached with U.S. drugmaker Moderna for the fill and finish of its COVID-19 vaccine. Elsewhere in the sector, leading global bio-analysis company Eurofins Scientific reported a strong set of first-half results. Both its core and coronavirus-related businesses continued to perform well, with margins ahead of consensus expectations.

Our security choices in Hong Kong added to relative performance. Shipping logistics company SITC International was a top contributor. Its share price performance was strong, buoyed by the company’s solid fundamentals as well as resilient demand. Shipping volumes are likely to benefit from the reopening of manufacturing factories in Southeast Asia, which we believe should lend support to the stock.

How is the fund positioned?

The fund’s sector and country allocations are entirely the result of bottom-up stock selection and our search for high-quality companies that can compound growth over the long term. At a sector level, the fund is positioned most overweight consumer discretionary and health care, while it has sizable underweight positions in materials and real estate. On a country basis, the fund’s biggest above-benchmark allocations are in the UK and China, while the most meaningful underweights are in South Korea and Taiwan.

Among notable trades, we sold JS Global Lifestyle after strong share price performance. The leading producer of small household appliances performed well amid increased demand for its products during coronavirus lockdowns, but we believe demand will fall as economies reopen and consumption patterns normalize. We also sold shares of Chinese property management company Country Garden Services Holdings (CGS) after its profits surged in the first half of the year. We retain our position; although CGS has struggled on concerns about further tightening in China’s property sector, the company has managed to grow its market share through acquisitions, as weaker competitors had to sell their operations and raise cash during the market sell-off linked to the chaotic debt resolution of property company China Evergrande (which we do not hold).

We participated in the initial public offering (IPO) of Kanzhun, a Chinese online recruitment platform that offers personalized recommendation feeds and direct chat features. The company benefited from both the shortage of labor and the higher job-switching frequency of the younger generation who are mobile internet savvy. We also participated in the IPO of Montana Aerospace, a supplier of structural components to the commercial aerospace industry. The company is aiming to partner with original equipment manufacturers to drive supply chain consolidation. A recovery in Boeing and Airbus build rates is likely to support share price gains.

We established a position in information technology company Majorel, which provides customer experience outsourcing. The company is well positioned in a structurally attractive industry, in our view. We anticipate that its growth will be driven by a good business mix weighted toward faster-growing customers (global internet) and the consolidation of the industry around the larger players.

What is portfolio management’s outlook?

The strong economic rebound spurred by the lifting of lockdowns appears to be faltering as the delta variant of the coronavirus surges and further disrupts supply chains, distribution, and production. The risk is that this pressure may combine with the rolling back of fiscal support by governments and a reduction in stimulus by central banks as inflation picks up, consumption slows, and unemployment rises. Large numbers of companies have struggled in the pandemic, beset by supply bottlenecks and labor shortages, although there is now a greater sense that they are adapting to the more unfavorable conditions. The cloudier outlook makes it hard to determine whether these challenges will prove to be transitory or lead to a renewed economic downturn.

In addition, the strong market rebound this year has pushed overall valuations to levels that are less attractive, especially when concerns about the fundamental economic outlook appear to have intensified.

Previous crises offered us opportunities to buy great companies at reasonable valuations. This time, however, it has been harder because of massive government stimulus measures combined with large central bank injections of liquidity. Valuations in the international small-cap universe have risen appreciably in the market rally since the March 2020 downturn. The companies that emerge stronger will likely be good-quality businesses with significant market shares and high barriers to entry in their industries.

We remain invested in durable-growth, disruptive online and health care names that have benefited from their responses to the pandemic. We believe that many of these companies have received a structural rather than a transitory boost, and our investment team is trying to identify areas that will succeed in the years ahead.

The views expressed reflect the opinions of T. Rowe Price as of the date of this report and are subject to change based on changes in market, economic, or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

RISKS OF INTERNATIONAL INVESTING

Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets. Small and medium-sized companies are generally riskier because they may have limited product lines, capital, and managerial resources. Their securities may trade less frequently and with greater price swings. Risks can result from varying stages of economic and political development; differing regulatory environments, trading days, and accounting standards; and higher transaction costs of non-U.S. markets. Non-U.S. investments are also subject to currency risk, or a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

BENCHMARK INFORMATION

Note: MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

Note: Lipper, a Thomson Reuters Company, is the source for all Lipper content reflected in these materials. Copyright 2021 © Refinitiv. All rights reserved. Any copying, republication or redistribution of Lipper content is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

Note: ©2021, S&P Global Market Intelligence. Reproduction of any information, data or material, including ratings (Content) in any form is prohibited except with the prior written permission of the relevant party. Such party, its affiliates and suppliers (Content Providers) do not guarantee the accuracy, adequacy, completeness, timeliness or availability of any Content and are not responsible for any errors or omissions (negligent or otherwise), regardless of the cause, or for the results obtained from the use of such Content. In no event shall Content Providers be liable for any damages, costs, expenses, legal fees, or losses (including lost income or lost profit and opportunity costs) in connection with any use of the Content.

PORTFOLIO HIGHLIGHTS

TWENTY-FIVE LARGEST HOLDINGS

	Percent of Net Assets 10/31/21
Amplifon, Italy	1.9%
Shopify, Canada	1.5
Thule, Sweden	1.4
Eurofins Scientific, France	1.3
Ascential, United Kingdom	1.3
MercadoLibre, Argentina	1.2
Fisher & Paykel Healthcare, New Zealand	1.1
Intermediate Capital, United Kingdom	1.1
Aixtron, Germany	1.1
Draper Esprit, United Kingdom	1.1
IMCD, Netherlands	1.1
Country Garden Services Holdings, China	1.0
Ocado, United Kingdom	1.0
Laboratorios Farmaceuticos Rovi, Spain	1.0
Abcam, United Kingdom	1.0
Shop Apotheke Europe, Germany	0.9
Carel Industries, Italy	0.9
Nextage, Japan	0.9
YouGov, United Kingdom	0.9
Bawag, Austria	0.9
Croda International, United Kingdom	0.8
Kanzhun, China	0.8
Zhejiang Shuanghuan Driveline, China	0.8
Genus, United Kingdom	0.8
Keywords Studios, United Kingdom	0.8
Total	**26.6%**

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

EXPENSE RATIO

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has three share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, I Class shares are also available to institutionally oriented clients and impose no 12b-1 or administrative fee payment, and Z Class shares are offered only to funds advised by T. Rowe Price and other advisory clients of T. Rowe Price or its affiliates that are subject to a contractual fee for investment management services and impose no 12b-1 fee or administrative fee payment. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Personal Services or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $250,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

QUARTER-END RETURNS

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

October 31, 2021

PORTFOLIO OF INVESTMENTS‡

(Cost and value in $000s)

	Shares	$ Value
ARGENTINA 1.2%		
Common Stocks 1.2%		
MercadoLibre (USD) (1)	85,400	126,479
Total Argentina (Cost $7,458)		**126,479**
AUSTRALIA 2.6%		
Common Stocks 2.6%		
Cochlear	297,159	49,703
IDP Education	1,970,501	55,752
oOh!media (1)	18,379,976	25,228
OZ Minerals	2,371,311	45,107
Steadfast Group	14,433,444	50,781
Xero (1)	442,637	50,471
Total Australia (Cost $129,902)		**277,042**
AUSTRIA 1.2%		
Common Stocks 1.2%		
BAWAG Group	1,530,337	96,251
Mayr Melnhof Karton	174,908	34,427
Total Austria (Cost $103,909)		**130,678**
BELGIUM 0.4%		
Common Stocks 0.4%		
Barco	1,099,275	24,777
Lotus Bakeries	2,718	18,044
Total Belgium (Cost $48,066)		**42,821**
BRAZIL 1.4%		
Common Stocks 1.2%		
Arco Platform, Class A (USD) (1)	1,212,000	20,665
Boa Vista Servicos	10,235,444	16,884
Grupo SBF (1)	6,430,800	23,872
Iguatemi Empresa de Shopping Centers	3,595,000	19,046
StoneCo, Class A (USD) (1)	1,629,452	55,173
		135,640

Preferred Stocks 0.2%		
Marcopolo (2)	46,572,883	21,455
		21,455
Total Brazil (Cost $198,902)		**157,095**
CANADA 4.2%		
Common Stocks 4.2%		
Altus Group	871,400	45,704
Aritzia (1)	1,176,700	46,342
CAE (1)	1,284,000	38,937
dentalcorp Holdings (1)(3)	2,256,935	30,272
Descartes Systems Group (1)	892,100	72,854
Shopify, Class A (1)	111,143	162,280
Spin Master (1)(2)	1,634,425	56,576
Total Canada (Cost $168,424)		**452,965**
CHINA 11.4%		
Common Stocks 5.8%		
Beijing Enterprises Urban Resources Group (HKD) (1)(3)	11,660,000	1,181
China Feihe (HKD)	20,898,000	34,697
China Resources Mixc Lifestyle Services (HKD)	8,975,800	47,216
Country Garden Services Holdings (HKD)	14,728,000	113,383
Greentown Service Group (HKD)	26,152,000	25,888
Haier Smart Home, H Shares (HKD)	8,387,800	31,234
Helens International Holdings (HKD) (1)	6,032,399	12,576
Hope Education Group (HKD) (3)	179,976,000	32,098
I-Mab, ADR (USD) (1)	615,458	38,029
Kanzhun, ADR (USD) (1)(3)	2,523,094	88,560
Li Ning (HKD)	6,292,000	69,433
New Horizon Health (HKD) (1)(3)	1,382,500	5,023
Shandong Weigao Group Medical Polymer, H Shares (HKD)	20,616,000	35,116
Tsingtao Brewery, H Shares (HKD)	4,874,000	42,413
Yangzijiang Shipbuilding Holdings (SGD)	48,399,400	51,098
Zylox-Tonbridge Medical Technology (HKD) (1)	835,500	3,530
		631,475
Common Stocks - China A Shares 5.6%		
Autel Intelligent Technology, A Shares (4)	3,727,132	37,108
Bafang Electric Suzhou, A Shares (CNH)	1,167,024	43,489
Fuyao Glass Industry Group, A Shares (CNH)	2,978,264	22,988
Guangdong Kinlong Hardware Products, A Shares (4)	1,961,542	40,712
Hongfa Technology, A Shares (CNH)	4,225,200	48,850

Jason Furniture Hangzhou, A Shares (CNH)	7,120,748	69,185
Ocean's King Lighting Science & Technology, A Shares (4)	10,602,864	24,978
Qingdao Haier Biomedical, A Shares (4)	3,073,377	45,254
Shandong Pharmaceutical Glass, A Shares (CNH)	817,100	4,338
Shenzhen Megmeet Electrical, A Shares (CNH)	8,617,397	41,248
Sino Wealth Electronic, A Shares (CNH)	4,122,651	39,486
Warom Technology, A Shares (4)	11,290,725	40,763
Yifeng Pharmacy Chain, A Shares (CNH)	5,486,468	40,916
Zhejiang Shuanghuan Driveline, A Shares (4)	21,210,902	87,148
Zhongji Innolight, A Shares (CNH)	3,289,446	16,999
		603,462
Total China (Cost $862,814)		**1,234,937**

DENMARK 1.3%

Common Stocks 1.3%

Ambu, Class B	1,764,631	50,234
Netcompany Group	450,387	51,287
Zealand Pharma (1)	1,249,709	40,101
Total Denmark (Cost $50,359)		**141,622**

EGYPT 0.5%

Common Stocks 0.5%

Edita Food Industries, GDR (USD)	1,618,107	4,690
E-Finance for Digital & Financial Investments (1)	20,830,679	28,389
Integrated Diagnostics Holdings (USD)	20,255,785	25,032
Total Egypt (Cost $48,706)		**58,111**

FINLAND 0.4%

Common Stocks 0.4%

QT Group (1)	268,062	43,371
Total Finland (Cost $11,374)		**43,371**

FRANCE 3.0%

Common Stocks 3.0%

BioMerieux	162,217	20,661
Edenred	692,102	37,450
Esker	100,201	34,226
Eurofins Scientific	1,232,264	145,426

SPIE	2,156,989	52,452
Tikehau Capital (3)	1,219,865	36,324
Total France (Cost $160,983)		**326,539**

GERMANY 5.7%

Common Stocks 5.7%		
468 Spac I, Class A (1)(3)	1,108,287	14,082
AIXTRON	4,865,888	115,564
Auto1 Group (1)	774,776	30,483
CANCOM	638,373	44,134
Evotec (1)	780,812	37,850
flatexDEGIRO (1)(3)	2,194,318	49,845
Hypoport (1)	72,715	44,766
Knaus Tabbert	413,846	30,348
MYT Netherlands Parent, ADR (USD) (1)(3)	1,047,582	27,656
Nagarro (1)	78,754	15,844
Norma Group	894,039	38,409
Scout24	1,023,253	71,266
Shop Apotheke Europe (1)(3)	669,376	101,511
Total Germany (Cost $387,607)		**621,758**

HONG KONG 0.3%

Common Stocks 0.3%		
Impro Precision Industries	59,807,000	18,316
SITC International Holdings	3,300,000	11,154
Total Hong Kong (Cost $24,938)		**29,470**

INDIA 3.5%

Common Stocks 3.5%		
Astral	1,869,964	54,652
Blue Star	2,116,991	27,262
CreditAccess Grameen (1)	1,841,473	15,377
Dr Lal PathLabs	384,585	18,174
Escorts	2,676,840	56,671
Fine Organic Industries	206,703	9,128
Info Edge India	300,964	24,591
Nykaa (1)	316,452	4,754
Polycab India	1,527,344	46,423
TeamLease Services (1)	607,356	36,549
Torrent Pharmaceuticals	1,217,107	46,710

V-Mart Retail (1)	422,227	22,830
Zomato (1)	7,782,269	13,740
Total India (Cost $199,492)		**376,861**
IRELAND 0.8%		
Common Stocks 0.8%		
Cairn Homes (GBP)	30,785,412	39,922
DCC (GBP)	550,329	45,920
Total Ireland (Cost $64,817)		**85,842**
ITALY 4.5%		
Common Stocks 4.5%		
Amplifon	4,110,234	209,163
Brunello Cucinelli (1)	579,953	35,186
Carel Industries	3,502,572	101,074
FinecoBank Banca Fineco (1)	3,919,813	74,860
GVS	2,724,134	40,480
Investindustrial Acquisition SPAC/Ermenegildo Zegna PIPE (USD) (1)(5)	3,064,085	27,714
Total Italy (Cost $173,577)		**488,477**
JAPAN 17.2%		
Common Stocks 17.2%		
Aida Engineering	2,271,800	20,623
Aiful (3)	18,356,800	61,156
Aruhi (2)(3)	1,791,500	20,770
Coca-Cola Bottlers Japan Holdings	865,100	11,905
Daiwabo Holdings	3,667,400	64,564
Denka (3)	486,100	15,915
Dexerials	337,200	6,821
DIC	1,107,400	29,320
Disco	123,700	33,349
Eiken Chemical	1,134,100	19,064
Electric Power Development	2,948,800	38,982
Fujitec	1,548,200	35,168
Fujitsu General	1,782,500	43,711
Fukuoka Financial Group	1,443,600	25,935
Hanwa	1,457,100	43,769
Heiwa Real Estate	1,102,400	34,804
Hikari Tsushin	350,300	54,000

LUXEMBOURG 0.4%		
Common Stocks 0.4%		
Majorel Group Luxembourg (1)	1,158,118	41,502
Total Luxembourg (Cost $43,884)		**41,502**
MEXICO 0.3%		
Common Stocks 0.3%		
Grupo Aeroportuario del Sureste, ADR (USD)	164,400	33,151
Total Mexico (Cost $26,204)		**33,151**
NETHERLANDS 2.5%		
Common Stocks 2.5%		
Aalberts	650,845	36,023
IMCD	517,864	114,989
Intertrust (1)	1,666,143	25,193
Just Eat Takeaway.com (1)	726,306	52,174
Kendrion	496,185	11,483
Van Lanschot Kempen, CVA	1,010,236	28,014
Total Netherlands (Cost $134,912)		**267,876**
NEW ZEALAND 1.1%		
Common Stocks 1.1%		
Fisher & Paykel Healthcare	5,164,332	115,699
Total New Zealand (Cost $7,883)		**115,699**
RUSSIA 0.7%		
Common Stocks 0.7%		
HeadHunter Group, ADR (USD)	996,800	52,691
Ozon Holdings, ADR (USD) (1)(3)	524,691	23,611
Total Russia (Cost $41,476)		**76,302**
SPAIN 3.7%		
Common Stocks 3.7%		
Aedas Homes	1,374,102	39,493
Amadeus IT Group, Class A (1)	1,216,438	81,377
CIE Automotive	934,511	25,437

Fluidra	1,802,225	68,832
Inmobiliaria Colonial Socimi	5,423,706	52,740
Laboratorios Farmaceuticos Rovi	1,510,882	106,005
Linea Directa Aseguradora Cia de Seguros y Reaseguros	11,193,872	22,473
Total Spain (Cost $271,075)		**396,357**

SWEDEN 3.9%

Common Stocks 3.9%

Ambea	4,230,578	29,376
Avanza Bank Holding	1,931,520	76,789
Beijer Ref	1,337,854	27,454
MIPS	342,179	41,428
Olink Holding, ADR (USD) (1)(3)	968,055	31,132
Thule Group	2,550,187	147,351
Trelleborg, B Shares	2,237,321	51,207
Vimian Group (1)	2,089,824	23,019
Total Sweden (Cost $188,229)		**427,756**

SWITZERLAND 3.0%

Common Stocks 3.0%

ams (1)	2,667,563	52,813
DKSH Holding	627,269	50,279
Montana Aerospace (1)	1,571,690	56,167
PolyPeptide Group (1)	267,775	34,270
Sensirion Holding (1)	299,294	43,135
SKAN Group	88,011	6,995
Tecan Group	87,351	53,520
Valora Holding (1)	164,334	31,274
Total Switzerland (Cost $222,531)		**328,453**

TAIWAN 0.6%

Common Stocks 0.6%

Unimicron Technology	5,431,000	37,229
Win Semiconductors	2,392,000	30,872
Total Taiwan (Cost $74,775)		**68,101**

UNITED ARAB EMIRATES 0.4%

Common Stocks 0.4%

Air Arabia (1)	58,616,324	22,228

Network International Holdings (GBP) (1)	5,268,932	23,241
Total United Arab Emirates (Cost $43,257)		**45,469**
UNITED KINGDOM 21.5%		
Common Stocks 21.5%		
Abcam (1)	4,574,338	104,076
AJ Bell	5,287,936	29,639
Ascential (1)(2)	26,149,541	144,395
ASOS (1)	1,593,008	54,084
Auction Technology Group (1)	3,177,394	61,570
Baltic Classifieds Group (1)	13,619,865	40,464
Bridgepoint Group (1)	5,163,391	35,091
Bytes Technology Group (1)	6,177,537	45,199
Croda International	688,049	89,055
CVS Group (1)	1,387,712	47,294
Dechra Pharmaceuticals	548,043	38,313
Derwent London	1,108,518	51,275
Dr. Martens (1)	6,428,197	32,495
Draper Esprit (1)(2)	8,727,375	115,166
FD Technologies (1)	1,373,969	39,234
Frontier Developments (1)	835,135	28,138
Funding Circle Holdings (1)(2)	18,747,762	40,233
Genuit Group	5,293,403	48,030
Genus	1,134,481	86,030
Helios Towers (1)	21,419,386	45,277
Howden Joinery Group	4,347,681	54,730
Intermediate Capital Group	3,855,788	115,654
IP Group	8,819,065	14,554
IQE (1)(2)(3)	66,048,873	42,392
Keywords Studios	2,219,873	85,826
National Express Group (1)	12,100,133	37,864
Ninety One	2,816,068	9,999
Ocado Group (1)	4,537,204	111,981
Oxford Nanopore Technologies (1)	3,281,920	25,085
Playtech (1)	1,950,747	18,559
Renishaw	736,555	50,682
Rightmove	3,302,869	31,221
Rotork	7,360,977	35,584
RWS Holdings	3,121,272	26,510
Spirax-Sarco Engineering	308,538	65,863
SSP Group (1)	10,472,448	36,895
Syncona (1)(3)	9,649,759	26,294
THG (1)	5,714,939	16,940
Trainline (1)	12,674,886	55,068

Victorian Plumbing Group (1)	7,653,998	19,062
Victrex	1,636,152	51,163
Watches of Switzerland Group (1)	5,505,233	85,483
Weir Group	1,677,569	39,793
YouGov	5,349,784	96,689
Total United Kingdom (Cost $1,461,083)		**2,328,949**
UNITED STATES 0.6%		
Common Stocks 0.6%		
Wix.com (1)	324,900	60,418
Total United States (Cost $19,572)		**60,418**
URUGUAY 0.1%		
Common Stocks 0.1%		
Dlocal (USD) (1)(3)	222,860	10,811
Total Uruguay (Cost $4,680)		**10,811**
SHORT-TERM INVESTMENTS 1.9%		
Money Market Funds 1.9%		
T. Rowe Price Government Reserve Fund, 0.06% (2)(6)	204,031,465	204,031
Total Short-Term Investments (Cost $204,031)		**204,031**
SECURITIES LENDING COLLATERAL 1.2%		
INVESTMENTS IN A POOLED ACCOUNT THROUGH SECURITIES LENDING PROGRAM WITH JPMORGAN CHASE BANK 1.2%		
Short-Term Funds 1.2%		
T. Rowe Price Short-Term Fund, 0.07% (2)(6)	12,780,688	127,807
Total Investments in a Pooled Account through Securities Lending Program with JPMorgan Chase Bank		**127,807**
Total Securities Lending Collateral (Cost $127,807)		**127,807**
Total Investments in Securities 101.5% of Net Assets (Cost $7,121,841)		**$ 10,995,726**

The accompanying notes are an integral part of these financial statements.

October 31, 2021

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price International Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act). The International Discovery Fund (the fund) is a diversified, open-end management investment company established by the corporation. The fund seeks long-term growth of capital through investments primarily in the common stocks of rapidly growing, small- to medium-sized companies outside the U.S. The fund has three classes of shares: the International Discovery Fund (Investor Class), the International Discovery Fund–I Class (I Class) and the International Discovery Fund–Z Class (Z Class). I Class shares require a $1 million initial investment minimum, although the minimum generally is waived for retirement plans, financial intermediaries, and certain other accounts. The Z Class is only available to funds advised by T. Rowe Price Associates, Inc. and its affiliates and other clients that are subject to a contractual fee for investment management services. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to all classes; and, in all other respects, the same rights and obligations as the other classes.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Investment transactions are accounted for on the trade date basis. Income and expenses are recorded on the accrual basis. Realized gains and losses are reported on the identified cost basis. Income tax-related interest and penalties, if incurred, are recorded as income tax expense. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the asset received. Distributions to shareholders are recorded on the ex-dividend date. Income distributions, if any, are declared and paid by each class annually. A capital gain distribution may also be declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as provided by an outside pricing service. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective date of such transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is not bifurcated from the portion attributable to changes in market prices.

Class Accounting Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to all classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class.

Capital Transactions Each investor’s interest in the net assets of the fund is represented by fund shares. The fund’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business. However, the NAV per share may be calculated at a time other than the normal close of the NYSE if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC. Purchases and redemptions of fund shares are transacted at the next-computed NAV per share, after receipt of the transaction order by T. Rowe Price Associates, Inc., or its agents.

Indemnification In the normal course of business, the fund may provide indemnification in connection with its officers and directors, service providers, and/or private company investments. The fund’s maximum exposure under these arrangements is unknown; however, the risk of material loss is currently considered to be remote.

NOTE 2 - VALUATION

Fair Value The fund’s financial instruments are valued at the close of the NYSE and are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) is an internal committee that has been delegated certain responsibilities by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act.

Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes policies and procedures used in valuing financial instruments, including those which cannot be valued in accordance with normal procedures or using pricing vendors; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; evaluates the services and performance of the pricing vendors; oversees the pricing process to ensure policies and procedures are being followed; and provides guidance on internal controls and valuation-related matters. The Valuation Committee provides periodic reporting to the Board on valuation matters.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs (including the fund’s own assumptions in determining fair value)

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Equity securities, including exchange-traded funds, listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.

The last quoted prices of non-U.S. equity securities may be adjusted to reflect the fair value of such securities at the close of the NYSE, if the fund determines that developments between the close of a foreign market and the close of the NYSE will affect the value of some or all of its portfolio securities. Each business day, the fund uses information from outside pricing services to evaluate and, if appropriate, decide whether it is necessary to adjust quoted prices to reflect fair value by reviewing a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund uses outside pricing services to provide it with quoted prices and information to evaluate or adjust those prices. The fund cannot predict how often it will use quoted prices and how often it will determine it necessary to adjust those prices to reflect fair value.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Investments for which market quotations or market-based valuations are not readily available or deemed unreliable are valued at fair value as determined in good faith by the Valuation Committee, in accordance with fair valuation policies and procedures. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded. Factors used in determining fair value vary by type of investment and may include market or investment specific considerations. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; discounted cash flows; yield to maturity; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the investment. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on October 31, 2021 (for further detail by category, please refer to the accompanying Portfolio of Investments):

NOTE 3 - DERIVATIVE INSTRUMENTS

During the year ended October 31, 2021, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes and may use them to establish both long and short positions within the fund’s portfolio. Potential uses include to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, to enhance return, or to adjust credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. The fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover its settlement obligations under open derivative contracts.

The fund values its derivatives at fair value and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. Generally, the fund accounts for its derivatives on a gross basis. It does not offset the fair value of derivative liabilities against the fair value of derivative assets on its financial statements, nor does it offset the fair value of derivative instruments against the right to reclaim or obligation to return collateral. As of October 31, 2021, the fund held no derivative instruments.

The amount of gains and losses on derivative instruments recognized in fund earnings during the year ended October 31, 2021, and the related location on the accompanying Statement of Operations is summarized in the following table by primary underlying risk exposure:

Forward Currency Exchange Contracts The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. It uses forward currency exchange contracts (forwards) primarily to protect its non-U.S. dollar-denominated securities from adverse currency movements. A forward involves an obligation to purchase or sell a fixed amount of a specific currency on a future date at a price set at the time of the contract. Although certain forwards may be settled by exchanging only the net gain or loss on the contract, most forwards are settled with the exchange of the underlying currencies in accordance with the specified terms. Forwards are valued at the unrealized gain or loss on the contract, which reflects the net amount the fund either is entitled to receive or obligated to deliver, as measured by the difference between the forward exchange rates at the date of entry into the contract and the forward rates at the reporting date. Appreciated forwards are reflected as assets and depreciated forwards are reflected as liabilities on the accompanying Statement of Assets and Liabilities. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the agreements; that anticipated currency movements will not occur, thereby reducing the fund’s total return; and the potential for losses in excess of the fund’s initial investment. During the year ended October 31, 2021, the volume of the fund’s activity in forwards, based on underlying notional amounts, was generally less than 1% of net assets.

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Emerging and Frontier Markets The fund invests, either directly or through investments in other T. Rowe Price funds, in securities of companies located in, issued by governments of, or denominated in or linked to the currencies of emerging and frontier market countries. Emerging markets, and to a greater extent frontier markets, generally have economic structures that are less diverse and mature, and political systems that are less stable, than developed countries. These markets may be subject to greater political, economic, and social uncertainty and differing regulatory environments that may potentially impact the fund’s ability to buy or sell certain securities or repatriate proceeds to U.S. dollars. Such securities are often subject to greater price volatility, less liquidity, and higher rates of inflation than U.S. securities. Investing in frontier markets is significantly riskier than investing in other countries, including emerging markets.

Private Investments Issued by Special Purpose Acquisition Companies Special purpose acquisition companies (SPACs) are shell companies that have no operations but are formed to raise capital with the intention of merging with or acquiring a company with the proceeds of the SPAC’s initial public offering (IPO). The fund may enter into a contingent commitment with a SPAC to purchase private investments in public equity (PIPE) if and when the SPAC completes its merger or acquisition. The fund maintains liquid assets sufficient to settle its commitment to purchase the PIPE. However, if the commitment expires, then no shares are purchased. Purchased PIPE shares will be restricted from trading until the registration statement for the shares is declared effective. Upon registration, the shares can be freely sold; however, in certain circumstances, the issuer may have the right to temporarily suspend trading of the shares in the first year after the merger or acquisition. The securities issued by a SPAC may be considered illiquid, more difficult to value, and/or be subject to restrictions on resale.

China A Shares The fund invests in certain Chinese equity securities (A shares) that have limited availability to investors outside of China. The fund gains access to the A share market through the Shanghai-Hong Kong Stock Connect program (Shanghai Stock Connect), through the Shenzhen-Hong Kong Stock Connect program (Shenzhen Stock Connect), or through a wholly owned subsidiary of Price Associates, which serves as the registered Qualified Foreign Institutional Investor (QFII) for all participating T. Rowe Price-sponsored products (each a participating account). Related to A shares held through the QFII, investment decisions are specific to each participating account, and each account bears the economic consequences of its holdings and transactions in A shares. Further, the fund’s ability to repatriate cash associated with its A shares held through the QFII is subject to certain restrictions and administrative processes involving the Chinese government; consequently, the fund may experience substantial delays in gaining access to its assets or incur a loss of value in the event of noncompliance with governmental requirements. A shares acquired through the QFII are valued using the onshore renminbi exchange rate (CNY), and those acquired through the Shanghai Stock Connect and the Shenzhen Stock Connect are valued using the offshore renminbi exchange rate (CNH). CNY and CNH exchange rates may differ; accordingly, A shares of the same issue purchased through different channels may not have the same U.S. dollar value. Generally, the fund is not subject to capital gains tax related to its A share investments.

Securities Lending The fund may lend its securities to approved borrowers to earn additional income. Its securities lending activities are administered by a lending agent in accordance with a securities lending agreement. Security loans generally do not have stated maturity dates, and the fund may recall a security at any time. The fund receives collateral in the form of cash or U.S. government securities. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities; any additional collateral required due to changes in security values is delivered to the fund the next business day. Cash collateral is invested in accordance with investment guidelines approved by fund management. Additionally, the lending agent indemnifies the fund against losses resulting from borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities, collateral investments decline in value, and the lending agent fails to perform. Securities lending revenue consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower, compensation to the lending agent, and other administrative costs. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities is not. At October 31, 2021, the value of loaned securities was $121,836,000; the value of cash collateral and related investments was $127,807,000.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $3,032,862,000 and $3,757,603,000, respectively, for the year ended October 31, 2021.

NOTE 5 - FEDERAL INCOME TAXES

Generally, no provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The permanent book/tax adjustments have no impact on results of operations or net assets and relate primarily to redemptions in kind, a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income or realized capital gain and the recharacterization of distributions. For the year ended October 31, 2021, the following reclassification was recorded:

Distributions during the years ended October 31, 2021 and October 31, 2020, were characterized for tax purposes as follows:

At October 31, 2021, the tax-basis cost of investments and components of net assets were as follows:

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the deferral of losses from wash sales and the realization of gains/losses on passive foreign investment companies for tax purposes.

NOTE 6 - FOREIGN TAXES

The fund is subject to foreign income taxes imposed by certain countries in which it invests. Additionally, capital gains realized upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries. All taxes are computed in accordance with the applicable foreign tax law, and, to the extent permitted, capital losses are used to offset capital gains. Taxes attributable to income are accrued by the fund as a reduction of income. Current and deferred tax expense attributable to capital gains is reflected as a component of realized or change in unrealized gain/loss on securities in the accompanying financial statements. To the extent that the fund has country specific capital loss carryforwards, such carryforwards are applied against net unrealized gains when determining the deferred tax liability. Any deferred tax liability incurred by the fund is included in either Other liabilities or Deferred tax liability on the accompanying Statement of Assets and Liabilities.

NOTE 7 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). Price Associates has entered into a sub-advisory agreement(s) with one or more of its wholly owned subsidiaries, to provide investment advisory services to the fund. The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.75% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.260% for assets in excess of $845 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. The fee is computed daily and paid monthly. At October 31, 2021, the effective annual group fee rate was 0.28%.

The I Class is subject to an operating expense limitation (I Class Limit) pursuant to which Price Associates is contractually required to pay all operating expenses of the I Class, excluding management fees; interest; expenses related to borrowings, taxes, and brokerage; and other non-recurring expenses permitted by the investment management agreement, to the extent such operating expenses, on an annualized basis, exceed the I Class Limit. This agreement will continue through the expense limitation date indicated in the table below, and may be renewed, revised, or revoked only with approval of the fund’s Board. The I Class is required to repay Price Associates for expenses previously paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s operating expenses (after the repayment is taken into account) to exceed the lesser of: (1) the I Class Limit in place at the time such amounts were paid; or (2) the current I Class Limit. However, no repayment will be made more than three years after the date of a payment or waiver.

The Z Class is also subject to a contractual expense limitation agreement whereby Price Associates has agreed to waive and/or bear all of the Z Class’ expenses (excluding interest; expenses related to borrowings, taxes, and brokerage; and nonrecurring expenses) in their entirety. This fee waiver and/or expense reimbursement arrangement is expected to remain in place indefinitely, and the agreement may only be amended or terminated with approval by the fund’s Board. Expenses of the fund waived/paid by the manager are not subject to later repayment by the fund.

Pursuant to these agreements, expenses were waived/paid by and/or repaid to Price Associates during the year ended October 31, 2021 as indicated in the table below and remain subject to repayment by the fund. Any repayment of expenses previously waived/ paid by Price Associates during the period would be included in the net investment income and expense ratios presented on the accompanying Financial Highlights.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates, each an affiliate of the fund (collectively, Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc. provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class. For the year ended October 31, 2021, expenses incurred pursuant to these service agreements were $73,000 for Price Associates; $1,352,000 for T. Rowe Price Services, Inc.; and $263,000 for T. Rowe Price Retirement Plan Services, Inc. All amounts due to and due from Price, exclusive of investment management fees payable, are presented net on the accompanying Statement of Assets and Liabilities.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price Funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) may invest. The Spectrum Funds do not invest in the underlying Price Funds for the purpose of exercising management or control. Prior to March 24, 2021, pursuant to special servicing agreements, expenses associated with the operation of the Spectrum Funds were borne by each underlying Price Fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum Funds. These special servicing arrangements between the fund and the Spectrum Funds terminated on March 24, 2021. Expenses allocated under these special servicing agreements are reflected as shareholder servicing expense in the accompanying financial statements. For the year ended October 31, 2021, the fund was allocated $66,000 of Spectrum Funds’ expenses. Of these amounts, $32,000 related to services provided by Price. All amounts due to and due from Price, exclusive of investment management fees payable, are presented net on the accompanying Statement of Assets and Liabilities. At October 31, 2021, approximately 100% of the outstanding shares of the Z Class were held by the Spectrum Funds.

The fund may invest its cash reserves in certain open-end management investment companies managed by Price Associates and considered affiliates of the fund: the T. Rowe Price Government Reserve Fund or the T. Rowe Price Treasury Reserve Fund, organized as money market funds, or the T. Rowe Price Short-Term Fund, a short-term bond fund (collectively, the Price Reserve Funds). The Price Reserve Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. Cash collateral from securities lending is invested in the T. Rowe Price Short-Term Fund. The Price Reserve Funds pay no investment management fees.

The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. During the year ended October 31, 2021, the fund had no purchases or sales cross trades with other funds or accounts advised by Price Associates.

NOTE 8 - OTHER MATTERS

Unpredictable events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases, and similar public health threats may significantly affect the economy and the markets and issuers in which a fund invests. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others, and exacerbate other pre-existing political, social, and economic risks. The fund’s performance could be negatively impacted if the value of a portfolio holding were harmed by such events. Since 2020, a novel strain of coronavirus (COVID-19) has resulted in disruptions to global business activity and caused significant volatility and declines in global financial markets. The duration of this outbreak or others and their effects cannot be determined with certainty.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of T. Rowe Price International Funds, Inc. and
Shareholders of T. Rowe Price International Discovery Fund

Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of T. Rowe Price International Discovery Fund (one of the funds constituting T. Rowe Price International Funds, Inc., referred to hereafter as the “Fund”) as of October 31, 2021, the related statement of operations for the year ended October 31, 2021, the statement of changes in net assets for each of the two years in the period ended October 31, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2021 and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
December 17, 2021

We have served as the auditor of one or more investment companies in the T. Rowe Price group of investment companies since 1973.

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 10/31/21

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included:

■	$158,334,000 from short-term capital gains

■	$365,092,000 from long-term capital gains, subject to a long-term capital gains tax rate of not greater than 20%

For taxable non-corporate shareholders, $95,954,000 of the fund's income represents qualified dividend income subject to a long-term capital gains tax rate of not greater than 20%.

The fund will pass through foreign source income of $99,965,000 and foreign taxes paid of $10,451,000.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page:

https://www.troweprice.com/corporate/en/utility/policies.html

Scroll down to the section near the bottom of the page that says, “Proxy Voting Policies.” Click on the Proxy Voting Policies link in the shaded box.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says, “Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s reports on Form N-PORT are available electronically on the SEC’s website (sec.gov). In addition, most T. Rowe Price funds disclose their first and third fiscal quarter-end holdings on troweprice.com.

LIQUIDITY RISK MANAGEMENT PROGRAM

In accordance with Rule 22e-4 (Liquidity Rule) under the Investment Company Act of 1940, as amended, the fund has established a liquidity risk management program (Liquidity Program) reasonably designed to assess and manage the fund’s liquidity risk, which generally represents the risk that the fund would not be able to meet redemption requests without significant dilution of remaining investors’ interests in the fund. The fund’s Board of Directors (Board) has appointed the fund’s investment advisor, T. Rowe Price Associates, Inc. (Price Associates), as the administrator of the Liquidity Program. As administrator, Price Associates is responsible for overseeing the day-to-day operations of the Liquidity Program and, among other things, is responsible for assessing, managing, and reviewing with the Board at least annually the liquidity risk of each T. Rowe Price fund. Price Associates has delegated oversight of the Liquidity Program to a Liquidity Risk Committee (LRC), which is a cross-functional committee composed of personnel from multiple departments within Price Associates.

The Liquidity Program’s principal objectives include supporting the T. Rowe Price funds’ compliance with limits on investments in illiquid assets and mitigating the risk that the fund will be unable to timely meet its redemption obligations. The Liquidity Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence the fund’s liquidity and the periodic classification and reclassification of a fund’s investments into categories that reflect the LRC’s assessment of their relative liquidity under current market conditions. Under the Liquidity Program, every investment held by the fund is classified at least monthly into one of four liquidity categories based on estimations of the investment’s ability to be sold during designated time frames in current market conditions without significantly changing the investment’s market value.

As required by the Liquidity Rule, at a meeting held on July 27, 2021, the Board was presented with an annual assessment prepared by the LRC, on behalf of Price Associates, that addressed the operation of the Liquidity Program and assessed its adequacy and effectiveness of implementation, including any material changes to the Liquidity Program and the determination of each fund’s Highly Liquid Investment Minimum (HLIM). The annual assessment included consideration of the following factors, as applicable: the fund’s investment strategy and liquidity of portfolio investments during normal and reasonably foreseeable stressed conditions, including whether the investment strategy is appropriate for an open-end fund, the extent to which the strategy involves a relatively concentrated portfolio or large positions in particular issuers, and the use of borrowings for investment purposes and derivatives; short-term and long-term cash flow projections covering both normal and reasonably foreseeable stressed conditions; and holdings of cash and cash equivalents, as well as available borrowing arrangements.

For the fund and other T. Rowe Price funds, the annual assessment incorporated a report related to a fund’s holdings, shareholder and portfolio concentration, any borrowings during the period, cash flow projections, and other relevant data for the period of April 1, 2020, through March 31, 2021. The report described the methodology for classifying a fund’s investments (including derivative transactions) into one of four liquidity categories, as well as the percentage of a fund’s investments assigned to each category. It also explained the methodology for establishing a fund’s HLIM and noted that the LRC reviews the HLIM assigned to each fund no less frequently than annually.

During the period covered by the annual assessment, the LRC has concluded, and reported to the Board, that the Liquidity Program continues to operate adequately and effectively and is reasonably designed to assess and manage the fund’s liquidity risk.

ABOUT THE FUND’S DIRECTORS AND OFFICERS

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting or potentially affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and business and regulatory affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are considered to be independent, i.e., not “interested persons” as defined in Section 2(a)(19) of the 1940 Act, of the Boards of T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates; “interested” directors and officers are employees of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.

INDEPENDENT DIRECTORS(a)

Name (Year of Birth) Year Elected [Number of T. Rowe Price Portfolios Overseen]	Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies During the Past Five Years

Teresa Bryce Bazemore (1959) 2018 [204]	President and Chief Executive Officer, Federal Home Loan Bank of San Francisco (2021 to present); President, Radian Guaranty (2008 to 2017); Chief Executive Officer, Bazemore Consulting LLC (2018 to 2021); Director, Chimera Investment Corporation (2017 to 2021); Director, First Industrial Realty Trust (2020 to present); Director, Federal Home Loan Bank of Pittsburgh (2017 to 2019)

Ronald J. Daniels (1959) 2018 [204]	President, The Johns Hopkins University(b) and Professor, Political Science Department, The Johns Hopkins University (2009 to present); Director, Lyndhurst Holdings (2015 to present); Director, BridgeBio Pharma, Inc. (2020 to present)

Bruce W. Duncan (1951) 2013 [204]	President, Chief Executive Officer, and Director, CyrusOne, Inc. (2020 to 2021); Chief Executive Officer and Director (2009 to 2016), Chair of the Board (2016 to 2020), and President (2009 to 2016), First Industrial Realty Trust, owner and operator of industrial properties; Chair of the Board (2005 to 2016) and Director (1999 to 2016), Starwood Hotels & Resorts, a hotel and leisure company; Member, Investment Company Institute Board of Governors (2017 to 2019); Member, Independent Directors Council Governing Board (2017 to 2019); Senior Advisor, KKR (2018 to present); Director, Boston Properties (2016 to present); Director, Marriott International, Inc. (2016 to 2020)

Robert J. Gerrard, Jr. (1952) 2012 [204]	Advisory Board Member, Pipeline Crisis/Winning Strategies, a collaborative working to improve opportunities for young African Americans (1997 to 2016); Chair of the Board, all funds (July 2018 to present)

Paul F. McBride (1956) 2013 [204]	Advisory Board Member, Vizzia Technologies (2015 to present); Board Member, Dunbar Armored (2012 to 2018)

Cecilia E. Rouse, Ph.D.(c) (1963) 2013 [0]	Dean, Princeton School of Public and International Affairs (2012 to present); Professor and Researcher, Princeton University (1992 to present); Director of Education Studies Committee, MDRC, a nonprofit education and social policy research organization (2011 to 2020); Member, National Academy of Education (2010 to present); Board Member, National Bureau of Economic Research (2011 to present); Board Member of the Council on Foreign Relations (2018 to present); Board Member, The Pennington School (2017 to present); Board Member, the University of Rhode Island (2020 to present); Chair of Committee on the Status of Minority Groups in the Economic Profession of the American Economic Association (2012 to 2018); Vice President (2015 to 2016) and Board Member (2018 to present), American Economic Association

John G. Schreiber (1946) 2001 [204]	Owner/President, Centaur Capital Partners, Inc., a real estate investment company (1991 to present); Cofounder, Partner, and Cochair of the Investment Committee, Blackstone Real Estate Advisors, L.P. (1992 to 2015); Director, Blackstone Mortgage Trust, a real estate finance company (2012 to 2016); Director and Chair of the Board, Brixmor Property Group, Inc. (2013 to present); Director, Hilton Worldwide (2007 to present); Director, Hudson Pacific Properties (2014 to 2016); Director, Invitation Homes (2014 to 2017); Director, JMB Realty Corporation (1980 to present)

(a)All information about the independent directors was current as of December 31, 2020, unless otherwise indicated, except for the number of portfolios overseen, which is current as of the date of this report.
(b)William J. Stromberg, chair of the Board, director, and chief executive officer of T. Rowe Price Group, Inc., the parent company of the Price Funds’ investment advisor, has served on the Board of Trustees of Johns Hopkins University since 2014.
(c)Effective March 4, 2021, Dr. Rouse resigned from her role as independent director of the Price Funds.

INTERESTED DIRECTORS(a)

Name (Year of Birth) Year Elected [Number of T. Rowe Price Portfolios Overseen]	Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies During the Past Five Years

David Oestreicher (1967) 2018 [204]	General Counsel, Vice President, and Secretary, T. Rowe Price Group, Inc.; Chair of the Board, Chief Executive Officer, President, and Secretary, T. Rowe Price Trust Company; Director, Vice President, and Secretary, T. Rowe Price, T. Rowe Price Investment Services, Inc., T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Services, Inc.; Director and Secretary, T. Rowe Price Investment Management, Inc.; Vice President and Secretary, T. Rowe Price International (Price International); Vice President, T. Rowe Price Hong Kong (Price Hong Kong), T. Rowe Price Japan (Price Japan), and T. Rowe Price Singapore (Price Singapore); Principal Executive Officer and Executive Vice President, all funds

Robert W. Sharps, CFA, CPA (1971) 2017 [204]	Director and Vice President, T. Rowe Price; President, T. Rowe Price Group, Inc.; Director, T. Rowe Price Investment Management, Inc.; Vice President, T. Rowe Price Trust Company; Vice President, International Funds

(a)All information about the interested directors was current as of December 31, 2020, unless otherwise indicated, except for the number of portfolios overseen, which is current as of the date of this report.

OFFICERS

Name (Year of Birth) Position Held With International Funds	Principal Occupation(s)

Mariel Abreu (1981) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Jason R. Adams (1979) Executive Vice President	Vice President T. Rowe Price and T. Rowe Price Group, Inc.

Ulle Adamson, CFA (1979) Executive Vice President	Vice President, T. Rowe Price Group, Inc., and Price International

Roy H. Adkins (1970) Vice President	Vice President, T. Rowe Price Group, Inc., and Price International

Syed H. Ali (1970) Vice President	Vice President, Price Hong Kong, Price Singapore, and T. Rowe Price Group, Inc.

Kennard W. Allen (1977) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Paulina Amieva (1981) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Malik S. Asif (1981) Executive Vice President	Vice President, T. Rowe Price Group, Inc., and Price International

Ziad Bakri, M.D., CFA (1980) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Harishankar Balkrishna (1983) Executive Vice President	Vice President, T. Rowe Price Group, Inc., and Price International

Sheena L. Barbosa (1983) Vice President	Vice President, Price Hong Kong and T. Rowe Price Group, Inc.

Peter J. Bates, CFA (1974) Executive Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Jason A. Bauer (1979) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Luis M. Baylac (1982) Vice President	Vice President, T. Rowe Price Group, Inc., and Price International

R. Scott Berg, CFA (1972) Executive Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Steven E. Boothe, CFA (1977) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Peter I. Botoucharov (1965) Vice President	Vice President, T. Rowe Price Group, Inc., and Price International

Tala Boulos (1984) Vice President	Vice President, T. Rowe Price Group, Inc., and Price International

Christopher P. Brown, Jr., CFA (1977) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Andrew Chang (1983) Vice President	Vice President, Price Singapore and T. Rowe Price Group, Inc.

Carolyn Hoi Che Chu (1974) Vice President	Vice President, Price Hong Kong and T. Rowe Price Group, Inc.

Vincent Chung (1988) Vice President	Vice President, T. Rowe Price Group, Inc., and Price International; formerly, Investment Analyst/Trader, Observatory Capital Management LLP (to 2019)

Archibald Ciganer, CFA (1976) Executive Vice President	Director and Vice President, Price Japan; Vice President, T. Rowe Price Group, Inc.

Richard N. Clattenburg, CFA (1979) Executive Vice President	Vice President, Price Singapore, T. Rowe Price, T. Rowe Price Group, Inc., Price International, and T. Rowe Price Trust Company

Michael J. Conelius, CFA (1964) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., Price International, and T. Rowe Price Trust Company

Michael F. Connelly, CFA (1977) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Andrew S. Davis (1978) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Richard de los Reyes (1975) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Michael Della Vedova (1969) Executive Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Iona Dent, CFA (1991) Vice President	Vice President, Price International; formerly, Associate, Equity Research, Deutsche Bank (to 2018)

Maria Elena Drew (1973) Vice President	Vice President, T. Rowe Price Group, Inc., and Price International; formerly, Executive Director, Goldman Sachs Asset Management (to 2017)

Shawn T. Driscoll (1975) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Alan S. Dupski, CPA (1982) Principal Financial Officer, Vice President, and Treasurer	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Bridget A. Ebner (1970) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

David J. Eiswert, CFA (1972) Executive Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Dawei Feng (1979) Vice President	Vice President, Price Hong Kong and T. Rowe Price Group, Inc.; formerly, Head of China Consumer in Equity Research, Credit Lyonnais Asia-Pacific (to 2018)

Ryan W. Ferro (1985) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Mark S. Finn, CFA, CPA (1963) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Quentin S. Fitzsimmons (1968) Vice President	Vice President, T. Rowe Price Group, Inc., and Price International

Melissa C. Gallagher (1974) Vice President	Vice President, T. Rowe Price Group, Inc., and Price International

Justin T. Gerbereux, CFA (1975) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Aaron Gifford, CFA (1987) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; formerly, Strategist, Morgan Stanley & Co. LLC (to 2017)

John R. Gilner (1961) Chief Compliance Officer	Chief Compliance Officer and Vice President, T. Rowe Price; Vice President, T. Rowe Price Group, Inc., and T. Rowe Price Investment Services, Inc.

Vishnu V. Gopal (1979) Vice President	Vice President, Price Hong Kong and T. Rowe Price Group, Inc.

Joel Grant (1978) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Gary J. Greb (1961) Vice President	Vice President, T. Rowe Price, Price International, and T. Rowe Price Trust Company

Paul D. Greene II (1978) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Benjamin Griffiths, CFA (1977) Executive Vice President	Vice President, T. Rowe Price Group, Inc., and Price International

Gianluca Guicciardi (1983) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Shaoyu Guo (1992) Vice President	Vice President, Price Hong Kong; formerly, Economist, J.P. Morgan (to 2020); Research Analyst, International Monetary Fund (to 2017)

Richard L. Hall (1979) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Nabil Hanano, CFA (1984) Vice President	Vice President, T. Rowe Price Group, Inc., and Price International

Jeffrey Holford, Ph.D., ACA (1972) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; formerly, Managing Director, Jeffries Financial Group (to 2018)

Stefan Hubrich, Ph.D., CFA (1974) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Arif Husain, CFA (1972) Executive Vice President	Vice President, T. Rowe Price Group, Inc., and Price International

Tetsuji Inoue (1971) Vice President	Vice President, Price Hong Kong, T. Rowe Price Group, Inc., and Price International

Michael D. Jacobs (1971) Vice President	Vice President, Price Japan, T. Rowe Price Group, Inc., and Price International

Randal S. Jenneke (1971) Vice President	Vice President, T. Rowe Price Group, Inc.

Prashant G. Jeyaganesh (1983) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Nina P. Jones, CPA (1980) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Yoichiro Kai (1973) Vice President	Vice President, Price Singapore, T. Rowe Price Group, Inc., and Price International

Jacob H. Kann, CFA (1987) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Jai Kapadia (1982) Vice President	Vice President, Price Hong Kong and T. Rowe Price Group, Inc.

Andrew J. Keirle (1974) Executive Vice President	Vice President, T. Rowe Price Group, Inc., and Price International

Takanori Kobayashi (1981) Vice President	Vice President, Price Japan, T. Rowe Price Group, Inc., and Price International; formerly, Research Analyst, Allianz Global Investors (to 2017)

Paul J. Krug, CPA (1964) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Christopher J. Kushlis, CFA (1976) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Shengrong Lau (1982) Vice President	Vice President, Price Singapore and T. Rowe Price Group, Inc.

Lu Liu (1979) Vice President	Vice President, Price Hong Kong and T. Rowe Price Group, Inc.

Johannes Loefstrand (1988) Vice President	Vice President, T. Rowe Price Group, Inc., and Price International

Anh Lu (1968) Executive Vice President	Vice President, Price Hong Kong and T. Rowe Price Group, Inc.

Sebastien Mallet (1974) Vice President	Vice President, T. Rowe Price Group, Inc., and Price International

Jennifer Martin (1972) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Ryan Martyn (1979) Vice President	Vice President, T. Rowe Price Group, Inc., and Price International

Colin McQueen (1967) Executive Vice President	Vice President, T. Rowe Price Group, Inc., and Price International; formerly, Senior Investment Manager, Global Equities, Sanlam Four Investments UK limited (to 2019)

Raymond A. Mills, Ph.D., CFA (1960) Executive Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., Price International, and T. Rowe Price Trust Company

Jihong Min (1979) Vice President	Vice President, Price Singapore and T. Rowe Price Group, Inc.

Eric C. Moffett (1974) Executive Vice President	Vice President, Price Singapore and T. Rowe Price Group, Inc.

Ivan Morozov, CFA (1987) Vice President	Vice President, T. Rowe Price Group, Inc., and Price International

Samy B. Muaddi, CFA (1984) Executive Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Tobias F. Mueller, CFA (1980) Executive Vice President	Vice President, T. Rowe Price Group, Inc., and Price International

Razan Nasser (1985) Vice President	Vice President, T. Rowe Price Group, Inc., and Price International; formerly, Senior Economist, HSBC Bank Middle East Ltd (to 2019)

Joshua Nelson (1977) Executive Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., Price International, and T. Rowe Price Trust Company

Philip A. Nestico (1976) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Sridhar Nishtala (1975) Vice President	Director and Vice President, Price Singapore; Vice President, T. Rowe Price Group, Inc.

Jason Nogueira, CFA (1974) Executive Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Kenneth A. Orchard (1975) Executive Vice President	Vice President, T. Rowe Price Group, Inc., and Price International

Oluwaseun Oyegunle, CFA (1984) Executive Vice President	Vice President, T. Rowe Price Group, Inc., and Price International

Gonzalo Pángaro, CFA (1968) Executive Vice President	Vice President, T. Rowe Price Group, Inc., and Price International

Fran M. Pollack-Matz (1961) Vice President and Secretary	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price Investment Services, Inc., and T. Rowe Price Services, Inc.

Shannon H. Rauser (1987) Assistant Secretary	Assistant Vice President, T. Rowe Price

Todd Reese (1990) Vice President	Vice President, T. Rowe Price

Melanie A. Rizzo (1982) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

David L. Rowlett, CFA (1975) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Federico Santilli, CFA (1974) Executive Vice President	Vice President, T. Rowe Price Group, Inc., and Price International

Nikolaj Schmidt (1975) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Sebastian Schrott (1977) Vice President	Vice President, T. Rowe Price Group, Inc., and Price International

Bin Shen, CFA (1987) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

John C.A. Sherman (1969) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Gabriel Solomon (1977) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Scott D. Solomon, CFA (1981) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Joshua K. Spencer, CFA (1973) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

David Stanley (1963) Vice President	Vice President, T. Rowe Price Group, Inc., and Price International

Saurabh Sud, CFA (1985) Executive Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; formerly, Senior Vice President, PIMCO (to 2018)

Taymour R. Tamaddon, CFA (1976) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Ju Yen Tan (1972) Vice President	Vice President, T. Rowe Price Group, Inc., and Price International

Sin Dee Tan, CFA (1979) Vice President	Vice President, T. Rowe Price Group, Inc., and Price International

Siby Thomas (1979) Executive Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Justin Thomson (1968) President	Director, Price Hong Kong; Vice President, T. Rowe Price Group, Inc.; Director and Vice President, Price International

Mark J. Vaselkiv (1958) Executive Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Rupinder Vig (1979) Vice President	Vice President, T. Rowe Price Group, Inc., and Price International

Willem Visser (1979) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International; formerly, Investment Analyst, NN Investment Partners (to 2017)

Chris Vost (1989) Vice President	Vice President, T. Rowe Price Group, Inc., and Price International

Zenon Voyiatzis (1971) Vice President	Vice President, T. Rowe Price Group, Inc., and Price International

Verena E. Wachnitz, CFA (1978) Executive Vice President	Vice President, T. Rowe Price Group, Inc., and Price International

David J. Wallack (1960) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Dai Wang (1989) Vice President	Vice President, Price Hong Kong and T. Rowe Price Group, Inc.

Megan Warren (1968) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Services, Inc., and T. Rowe Price Trust Company; formerly, Executive Director, JPMorgan Chase (to 2017)

Hiroshi Watanabe, CFA (1975) Vice President	Director and Vice President, Price Japan; Vice President, T. Rowe Price Group, Inc.

J. Howard Woodward, CFA (1974) Vice President	Vice President, T. Rowe Price Group, Inc., and Price International

Marta Yago (1977) Vice President	Vice President, T. Rowe Price Group, Inc., and Price International

Benjamin T. Yeagle (1978) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Ernest C. Yeung, CFA (1979) Executive Vice President	Director and Vice President, Price Hong Kong; Vice President, T. Rowe Price Group, Inc.

Eric Yuan (1984) Vice President	Vice President, Price Hong Kong and T. Rowe Price Group, Inc.

Wenli Zheng (1979) Executive Vice President	Vice President, Price Hong Kong and T. Rowe Price Group, Inc.

Unless otherwise noted, officers have been employees of T. Rowe Price or Price International for at least 5 years.

Item 1. (b) Notice pursuant to Rule 30e-3.

Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Ms. Teresa Bryce Bazemore qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Ms. Bazemore is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed for the last two fiscal years for professional services rendered to, or on behalf of, the registrant by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

(2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $3,600,000 and $3,627,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There has been no change to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

(2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant’s principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price International Funds, Inc.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	December 17, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	December 17, 2021

		By	/s/ Alan S. Dupski
Alan S. Dupski
Principal Financial Officer

Date	December 17, 2021